SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) October 17, 2003



                        New World Restaurant Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                             0-27148                         13-3690261
--------------------------------------------------------------------------------
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                              No.)






                               1687 Cole Boulevard
                             Golden, Colorado 80401
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 568-8000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

               Reference is made to the New World Restaurant Group, Inc. (the "Company") press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company's post-split shares of common stock that, beginning on October 20, 2003, will trade in the Pink Sheets under a new symbol "NWRG."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

EXHIBIT        DESCRIPTION

99.1           Press Release issued October 17, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD RESTAURANT GROUP, INC.




                                            BY:  /s/ PAUL J.B. MURPHY III
                                                ------------------------------
                                                Name:  Paul J.B. Murphy III
                                                Title:  Chief Executive Officer



Date:  October 20, 2003

                                                                    Exhibit 99.1



                POST-SPLIT NEW WORLD SHARE PRICE TO BE REFLECTED
               IN TRADING ON MONDAY, OCTOBER 20, UNDER NEW SYMBOL

GOLDEN, Colo. (10/17/03)--New World Restaurant Group, Inc. (NWCI.PK) announced today that beginning on Monday, October 20, its post-split shares of common stock will trade in the Pink Sheets under a new symbol "NWRG." New World anticipates that the share price of its common stock will reflect the forward and reverse stock splits that were effected on September 30, 2003 in connection with New World's equity restructuring.

New World is a leading company in the quick casual sandwich industry, the fastest growing restaurant segment. The company operates locations primarily under the Einstein Bros. and Noah's New York Bagels brands and primarily franchises locations under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 15, 2003, the company's retail system consisted of 464 company-operated locations, as well as 241 franchised, and 34 licensed locations in 33 states. The company also operates dough production and coffee roasting facilities.

                                      *****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would," "believe" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the company's SEC filings.

                                            *****

CONTACTS: Media/Investors: Bill Parness, (732) 290-0121, or Marty Gitlin, (914) 528-7702; parnespr@optonline.net